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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 17, 2001


                                 XTO ENERGY INC.
             (Exact name of registrant as specified in its charter)


         Delaware                        1-10662                 75-2347769
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


810 Houston Street, Suite 2000, Fort Worth, Texas                  76102
    (Address of principal executive offices)                     (Zip Code)


                                 (817) 870-2800
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

Approved Exploration and Development Budget

On December 17, 2001, XTO Energy announced that its Board of Directors approved a $400 million exploration and development budget for 2002 that targets a 20% growth in total gas production over 2001 levels. A copy of the press release is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)     Exhibits.

        The following exhibits are filed as part of this Current Report of Form 8-K:

        Exhibit Number and Description

        99.1 Press Release dated December 17, 2001

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   XTO ENERGY INC.


Date: December 19, 2001            By:   Bennie G. Kniffen
                                      ------------------------------------------
                                         Bennie G. Kniffen
                                         Senior Vice President and Controller

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                                  EXHIBIT INDEX

     Exhibit Number and Description

99.1 Press Release dated December 17, 2001

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